PORTFOLIO OF INVESTMENTS – as of December 31, 2020 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)
Bonds and Notes – 95.8% of Net Assets
	Aerospace & Defense – 1.1%
$1,090,000	Boeing Co. (The), 3.625%, 2/01/2031	$1,192,875
190,000	General Dynamics Corp., 3.500%, 4/01/2027	218,575
115,000	Raytheon Technologies Corp., 3.125%, 7/01/2050	126,810

		1,538,260

	Airlines – 0.3%
445,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	471,251

	Automotive – 0.7%
35,000	Ford Motor Co., 4.750%, 1/15/2043	35,700
85,000	Ford Motor Co., 5.291%, 12/08/2046	88,825
45,000	Ford Motor Co., 7.450%, 7/16/2031	57,713
40,000	General Motors Co., 5.200%, 4/01/2045	48,577
360,000	General Motors Co., 5.950%, 4/01/2049	486,871
115,000	General Motors Co., 6.250%, 10/02/2043	155,132
110,000	General Motors Co., 6.800%, 10/01/2027	141,362

		1,014,180

	Banking – 4.3%
345,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	348,568
335,000	Barclays PLC, (fixed rate to 6/24/2030, variable rate thereafter), 2.645%, 6/24/2031	349,368
640,000	Credit Suisse Group AG, (fixed rate to 9/03/2030, variable rate thereafter), 4.500%, 144A(a)	644,249
250,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A	294,243
1,000,000	Deutsche Bank AG, (fixed rate to 10/30/2025, variable rate thereafter), 6.000%(a)	1,002,820
225,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	230,274
260,000	Deutsche Bank AG, (fixed rate to 4/08/2030, variable rate thereafter), 5.882%, 7/08/2031	311,720
210,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	227,586
860,000	HSBC Holdings PLC, (fixed rate to 12/17/2030, variable rate thereafter), 4.600%(a)	875,153
445,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	459,672

Principal Amount	Description	Value (†)
Bonds and Notes – continued
	Banking – continued
$200,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	$218,421
355,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	384,426
805,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	885,772

		6,232,272

	Brokerage – 0.6%
355,000	BGC Partners, Inc., 4.375%, 12/15/2025	375,507
495,000	Brookfield Finance, Inc., 3.500%, 3/30/2051	528,640

		904,147

	Chemicals – 0.2%
320,000	LYB International Finance III LLC, 3.625%, 4/01/2051	349,674

	Diversified Manufacturing – 1.1%
35,000	General Electric Co., 3.625%, 5/01/2030	40,001
1,240,000	General Electric Co., 4.350%, 5/01/2050	1,508,024

		1,548,025

	Finance Companies – 0.4%
525,000	FS KKR Capital Corp., 3.400%, 1/15/2026	521,743
50,000	GATX Corp., 4.000%, 6/30/2030	59,090

		580,833

	Financial Other – 0.4%
505,000	Blackstone Secured Lending Fund, 3.625%, 1/15/2026, 144A	519,430

	Government Owned - No Guarantee – 0.2%
220,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	223,095

	Health Insurance – 0.1%
85,000	Humana, Inc., 3.950%, 8/15/2049	103,910

	Healthcare – 0.2%
30,000	Cigna Corp., 2.400%, 3/15/2030	31,987
75,000	Cigna Corp., 3.200%, 3/15/2040	82,241
115,000	CVS Health Corp., 3.250%, 8/15/2029	129,517

		243,745

Principal Amount	Description	Value (†)
Bonds and Notes – continued
	Integrated Energy – 0.2%
$45,000	Chevron Corp., 3.078%, 5/11/2050	$50,233
150,000	Exxon Mobil Corp., 3.452%, 4/15/2051(b)	171,433

		221,666

	Life Insurance – 0.7%
105,000	Athene Holding Ltd., 3.500%, 1/15/2031	110,965
210,000	Athene Holding Ltd., 6.150%, 4/03/2030	261,246
630,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	657,875

		1,030,086

	Media Entertainment – 0.6%
495,000	Prosus NV, 3.832%, 2/08/2051, 144A	485,758
90,000	ViacomCBS, Inc., 4.950%, 1/15/2031	112,962
175,000	ViacomCBS, Inc., 4.950%, 5/19/2050	226,681

		825,401

	Metals & Mining – 0.4%
200,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	224,396
330,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	337,280

		561,676

	Midstream – 0.3%
195,000	Boardwalk Pipelines LP, 3.400%, 2/15/2031	203,469
60,000	Enterprise Products Operating LLC, 3.200%, 2/15/2052	61,005
35,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	37,627
175,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	207,423

		509,524

	Property & Casualty Insurance – 0.2%
245,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	249,194

	Railroads – 0.0%
15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030	15,742

	REITs - Regional Malls – 0.1%
125,000	Simon Property Group LP, 3.800%, 7/15/2050	139,452

Principal Amount	Description	Value (†)
Bonds and Notes – continued
	REITs - Single Tenant – 0.1%
$170,000	Spirit Realty LP, 3.200%, 2/15/2031	$180,652

	Retailers – 0.1%
165,000	Home Depot, Inc. (The), 2.500%, 4/15/2027	181,068
10,000	Home Depot, Inc. (The), 3.350%, 4/15/2050	11,901

		192,969

	Sovereigns – 0.2%
200,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	243,800

	Technology – 1.4%
235,000	Broadcom, Inc., 5.000%, 4/15/2030	285,669
100,000	Dell International LLC/EMC Corp., 6.200%, 7/15/2030, 144A	129,993
535,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	809,357
80,000	Jabil, Inc., 3.000%, 1/15/2031	84,825
325,000	Juniper Networks, Inc., 2.000%, 12/10/2030	320,622
310,000	Micron Technology, Inc., 2.497%, 4/24/2023	323,025

		1,953,491

	Transportation Services – 0.2%
115,000	FedEx Corp., 5.250%, 5/15/2050	162,889
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	198,453

		361,342

	Treasuries – 80.6%
2,031,140	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2030(c)	2,278,262
5,367,787	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(b)(c)	6,394,446
237,310	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(c)	318,916
686,342	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2048(b)(c)	955,042
6,156,882	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(b)(c)	8,665,490
2,332,466	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)(c)	3,552,790
5,995,808	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(c)	6,121,579
36,280,439	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2025(b)(c)	39,027,927

Principal Amount	Description	Value (†)
Bonds and Notes – continued
	Treasuries – continued
$21,587,027	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2030(b)(c)	$24,079,091
1,725,425	U.S. Treasury Inflation Indexed Note, 0.250%, 7/15/2029(b)(c)	1,953,011
19,645,274	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(b)(c)	21,921,108
794,039	U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029(b)(c)	933,079

		116,200,741

	Wireless – 1.1%
740,000	T-Mobile USA, Inc., 2.550%, 2/15/2031, 144A	777,052
650,000	T-Mobile USA, Inc., 3.300%, 2/15/2051, 144A	668,739
75,000	T-Mobile USA, Inc., 4.500%, 4/15/2050, 144A	92,504

		1,538,295

	Wirelines – 0.0%
30,000	Verizon Communications, Inc., 4.000%, 3/22/2050	36,302

	Total Bonds and Notes (Identified Cost $131,900,410)	137,989,155

Short-Term Investments – 3.6%
5,243,001	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $5,243,001 on 1/04/2021 collateralized by $5,141,500 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $5,347,962 including accrued interest(d) (Identified Cost $5,243,001)	5,243,001

	Total Investments – 99.4% (Identified Cost $137,143,411)	143,232,156
	Other assets less liabilities – 0.6%	847,137

	Net Assets – 100.0%	$144,079,293

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Perpetual bond with no specified maturity date.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Treasury Inflation Protected Security (TIPS).
(d)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $7,597,221 or 5.3% of net assets.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At December 31, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	3/22/2021	33	$5,174,489	$5,159,859	$14,630
Ultra Long U.S. Treasury Bond	3/22/2021	16	3,426,981	3,417,000	9,981

Total					$24,611

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$137,989,155	$—	$137,989,155
Short-Term Investments	—	5,243,001	—	5,243,001
Futures Contracts (unrealized appreciation)	24,611	—	—	24,611

Total	$24,611	$143,232,156	$—	$143,256,767

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may use futures contracts to gain investment exposure. During the period ended December 31, 2020, the Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for the Fund, as of December 31, 2020:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$24,611

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2020:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$248,000	$248,000

Industry Summary at December 31, 2020 (Unaudited)

Treasuries	80.6%
Banking	4.3
Other Investments, less than 2% each	10.9
Short-Term Investments	3.6

Total Investments	99.4
Other assets less liabilities (including futures contracts)	0.6

Net Assets	100.0%